Janus Investment Fund

Janus Henderson Asia Equity Fund	Janus Henderson Global Technology Fund
Janus Henderson Balanced Fund	Janus Henderson Global Value Fund
Janus Henderson Contrarian Fund	Janus Henderson Growth and Income Fund
Janus Henderson Emerging Markets Fund	Janus Henderson International Opportunities Fund
Janus Henderson Enterprise Fund	Janus Henderson International Small Cap Fund
Janus Henderson European Focus Fund	Janus Henderson International Value Fund
Janus Henderson Forty Fund	Janus Henderson Overseas Fund
Janus Henderson Global Equity Income Fund	Janus Henderson Research Fund
Janus Henderson Global Life Sciences Fund	Janus Henderson Triton Fund
Janus Henderson Global Real Estate Fund	Janus Henderson U.S. Growth Opportunities Fund
Janus Henderson Global Research Fund	Janus Henderson Venture Fund
Janus Henderson Global Select Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 2, 2018

to Currently Effective Statement of Additional Information

The statement of additional information (“SAI”) for the Funds is amended as follows:

1.	In the Portfolio Transactions and Brokerage section of the Funds’ SAI, the following replaces the first four paragraphs in their entirety:

Janus Capital places all portfolio transactions of the Funds, except for Janus Henderson Global Value Fund, Janus Henderson International Value Fund, and Janus Henderson U.S. Growth Opportunities Fund. With respect to Janus Henderson Global Value Fund and Janus Henderson International Value Fund, Janus Capital places all portfolio transactions solely upon Perkins’ direction. With respect to Janus Henderson U.S. Growth Opportunities Fund, Janus Capital places all portfolio transactions solely upon Geneva’s direction.

Janus Capital and Perkins have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions (or charges) for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in establishing commissions on equity transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available established commission rates, prices of securities currently available, and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer at a commission rate (or charge) that is in excess of the commission (or charge) another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission (or charge) was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital with respect to all client accounts. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and Perkins’ own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital has an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, allocate transactions among brokers in a manner consistent with its execution policies, which provide that Janus Capital may seek brokers that it has identified as providing execution-related services, research, or research-related products of a particular benefit to Janus Capital’s and Perkins’ clients. Janus Capital has entered into client commission agreements (“CCAs”) and research payment agreements (“RPAs”) with certain broker-dealers pursuant to which Janus Capital may direct the broker-dealers to use a portion of their commissions or collect an additional charge from a Fund to pay themselves, third parties or other broker-dealers that provide Janus Capital and Perkins with brokerage services or research, as permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief. CCAs are established for Funds advised by Janus Capital or subadvised by Perkins, pursuant to which the commission charge generated from orders executed at a broker-dealer is directed into the CCA account established with that broker-dealer. RPAs are established for Funds managed within the European Union, in accordance with Markets in Financial Instruments Directive II and Financial Conduct Authority regulations, and facilitate the Fund’s payment of a separate charge into the RPA account. Amounts collected in CCA and RPA accounts may be used to pay for brokerage or research services, as directed by Janus Capital and as described above. All uses of CCAs and RPAs by Janus Capital are subject to applicable law and Janus Capital’s best execution obligations. Janus Capital has adopted policies and procedures designed to establish annual research budgets for each strategy based on each strategy’s research requirements and to allocate research costs equitably among accounts within a given strategy, including a Fund. Typically, it is expected that such amounts will equal each account’s proportionate share of the value of the brokerage services or research used by all accounts within the strategy, based on the amount of assets held in each account. Brokerage and research products and services furnished by brokers may, however, be used in servicing any or all of the clients of Janus Capital or Perkins, and such brokerage or research products and services may not necessarily be used by Janus Capital or Perkins in connection with the same accounts that paid the commissions or charges to the broker providing such brokerage or research products and services. In addition, such research products and services may not always be used in connection with management of the Funds. If a research budget for a given strategy is not sufficient to meet such strategy’s research requirements, Janus Capital may periodically adjust such strategy’s budget. Additionally, if the amounts collected in CCA and RPA accounts of a specific strategy are not sufficient to meet such strategy’s research budget, Janus Capital may periodically adjust the commission rates or other amounts paid by such accounts into such CCA and RPA accounts. In the event that amounts collected through CCAs and/or RPAs exceed the amount required to meet such strategy’s research requirements, such amounts may be rolled over to the next period to offset the next year’s research charges for such strategy, or rebated to clients within such strategy in the same proportion as amounts paid.

Janus Capital may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s and Perkins’ receipt of such products and services in connection with step-out or sponsorship transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out or sponsorship transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Fund or Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

2.	In the Portfolio Transactions and Brokerage section of the Funds’ SAI, the three paragraphs on page 78 are hereby deleted in their entirety.

Please retain this Supplement with your records.

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